SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)           March 7, 2009

WINDTAMER CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

New York
(State or Other Jurisdiction of Incorporation)

000-53510	16-1610794
(Commission File Number)	(IRS Employer Identification No.)

6053 Ely Avenue, Livonia, New York	14487
(Address of Principal Executive Offices)	(Zip Code)

(585) 346-6442
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01	Entry into a Material Definitive Agreement.

On March 7, 2009, WindTamer Corporation (the "Company") entered into an agreement with Alternative Wind Resources, LLC ("AWR") whereby the Company agreed to produce a 15kW prototype wind turbine unit no later than May 30, 2009, and AWR agreed to reimburse the Company for all engineering and materials costs incurred in the development of the prototype unit.  AWR further agreed to provide the Company with a purchase order for one thousand (1,000) 15kW units and a deposit of fifty thousand dollars ($50,000).  The agreement contemplates delivery of one thousand (1,000) 15kW units within one (1) year after delivery of the prototype unit at a price and on terms to be determined by the parties.  The agreement also grants AWR the exclusive right to purchase all 15kW and larger wind turbine units for wind farm and industrial uses and development.

Forward-Looking Statements

The statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbors created thereby.  These forward-looking statements include, but are not limited to, statements regarding the expected benefits of the Company’s agreement for orders with Alternative Wind Resources, LLC, and anticipated orders under the agreement and/or statements preceded by, followed by or that include the words “believes,” “could,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “projects,” “seeks,” or similar expressions. Forward-looking statements deal with the Company’s current plans, intentions, beliefs and expectations. Investors are cautioned that all forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements.  As a result, there can be no assurance that any or all of the plans, orders, anticipated sales and expectations described in these forward-looking statements will be completed or realized.  Many of these risks and uncertainties are discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 filed with the Securities and Exchange Commission (the “SEC”), and in any subsequent reports filed with the SEC, all of which are available at the SEC’s website at www.sec.gov.  These include without limitation: the risk of cancellation or delay of contracts or orders such that the Company will not realize any or all sales contemplated under the Alternative Wind Resources agreement; the risk that the Company may not reach final agreement with Alternative Wind Resources for payment and delivery under the agreement; the risk that the Company’s technology and products may not achieve market acceptance; and, risks of contract performance. All forward-looking statements speak only as of the date of this report and the Company undertakes no obligation to update such forward-looking statements.

Item 9.01

(d)	Exhibits

Exhibit Number	Description

10.1	Agreement between Alternative Wind Resources, LLC and WindTamer Corporation dated March 7, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINDTAMER CORPORATION

Date: March 12, 2009	/s/	GERALD E. BROCK
	Name:	Gerald E. Brock
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Agreement between Alternative Wind Resources, LLC and WindTamer Corporation dated March 7, 2009.